THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
EQUIBUILDER II™
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED MAY 16, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

Effective May 16, 2001, The American Franklin Life Insurance Company ("American Franklin") is amending the prospectus solely for the purpose of reflecting an expected change in ownership of American Franklin's parent company.

On page 6 of the prospectus, the fifth and sixth paragraphs of the section titled "The American Franklin Life Insurance Company" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General, the parent of American Franklin, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations and the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.